UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2006

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


    [LOGO OMITTED] | Thompson, Siegel & Walmsley, Inc.
                   | INVESTMENT MANAGEMENT





                               THE TS&W PORTFOLIOS
                         THE ADVISORS' INNER CIRCLE FUND

    ANNUAL REPORT                                           OCTOBER 31, 2006
--------------------------------------------------------------------------------




    o  TS&W EQUITY PORTFOLIO
    o  TS&W FIXED INCOME PORTFOLIO
    o  TS&W INTERNATIONAL EQUITY PORTFOLIO






--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letter........................................................     1

Schedules of Investments
     Equity Portfolio.....................................................     9
     Fixed Income Portfolio...............................................    13
     International Equity Portfolio.......................................    20

Statements of Assets and Liabilities......................................    25

Statements of Operations..................................................    26

Statements of Changes in Net Assets
     Equity Portfolio.....................................................    27
     Fixed Income Portfolio...............................................    28
     International Equity Portfolio.......................................    29

Financial Highlights
     Equity Portfolio.....................................................    30
     Fixed Income Portfolio...............................................    31
     International Equity Portfolio.......................................    32

Notes to Financial Statements.............................................    33

Report of Independent Registered Public Accounting Firm...................    44

Disclosure of Portfolio Expenses..........................................    45

Trustees and Officers of The Advisors' Inner Circle Fund..................    48

Notice to Shareholders....................................................    56

--------------------------------------------------------------------------------



The  Portfolios  file their  complete  schedules of portfolio  holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisers' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

October 31, 2006

Dear Shareholders:

We are pleased to provide you with our annual report for the period ended October 31, 2006 on the Advisors' Inner Circle Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

On October 31, 2006, the Equity Portfolio's total net assets were $50,490,357, the Fixed Income Portfolio's total net assets were $35,321,895, and the International Equity Portfolio's total net assets were $70,502,525.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the value investment philosophy which has been in place at our firm for over three decades. We pursue a conservative approach that emphasizes relative value in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on independent fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio ("Equity Portfolio") gained 12.99% after all fees and expenses in the fiscal year ended October 31, 2006, while the broad market for large cap stocks, as measured by the S&P 500 Composite Index rose 16.34%. Over the past six months the Equity Portfolio gained 1.47%, while the Index was up 6.11%.

The Equity Portfolio's underperformance versus the broad market arose during the transition from a period of tightening Federal Reserve policy to one of watchful waiting. As marketplace expectations of a slowing economy developed, the areas in which we had experienced very strong performance began to lag the market while more traditionally defensive sectors surged ahead. Our analysis of the economy as well as the fundamentals of the stocks in our portfolio suggests that the rotation to defensive sectors has been overdone and in fact represents an opportunity to invest in the cyclical names that are temporarily out of favor.

Over the past year we have experienced excellent returns in our Materials and Commodity holdings, in our Transportation investments and in our Technology portfolio. Our results have been positive, but less impressive on relative terms, in our Finance and Utilities portfolios. Energy has detracted from performance during parts of the year though we continue

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

to believe the opportunities are appealing on a longer term basis, and valuations of the stocks in the energy sector reflect an undue amount of skepticism regarding future profit potential.

We have been adding to holdings in Consumer Discretionary and Technology stocks of late. In all cases, we are buying stocks that offer a combination of attractive valuation along with company-specific factors, such as new products, that we believe improve each company's earnings power and the potential for stock price appreciation. In the case of both the Technology and the Health Care stocks, we believe that earnings growth will be robust over the next few years, even as other sectors experience somewhat slower expansion in profits. Although technology stocks continue to be associated in investors' minds with the excessive valuations of the late 1990s, TS&W believes this sector now offers attractive value, very strong balance sheets, and management teams committed to using free cash flow to enhance shareholder value, a welcome contrast to the growth-at-all-costs mentality of the late 1990s.

The move toward higher short term rates appears to have paused as signs of slowing in the economy have become widespread. Long term rates have declined, thus telegraphing the very modest imbedded expectation of the marketplace as to the prospects for inflationary growth. However, we expect corporate spending and employment trends to remain healthy, at moderate levels, and inflation to be restrained, creating a generally positive environment for stocks. We have continued to expand the human resources that we dedicate to fundamental research, and our investment team continues to identify investment opportunities that meet our strict valuation and fundamental requirements. We look forward to the challenge of managing the tradeoff between risk and opportunity in the year ahead.

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio ("Portfolio") has returned 5.19% in the fiscal year ended October 31, 2006. The Portfolio returned 4.42% over the last six months. Our benchmark, the Lehman Brothers Aggregate Bond Index, is up 5.18% and 4.06% over the same periods.

After raising short-term interest rates 17 consecutive times, the Federal Reserve ("Fed") finally paused at 5.25% on June 30, 2006, allowing the fixed income market to stabilize. The Fed continues to view inflation as the primary risk to the economy, while the bond market seems to disagree as we have an inverted curve with long-term yields 65 basis points lower than Fed Funds. The 10-year Treasury yield was 4.60% as of October 31, 2006. This inverted yield curve indicates the bond market's belief that inflation will remain benign and slowing economic growth will cause the Fed to consider lowering short-term rates to provide needed stimulus. Fed action will most likely be dictated by the effect a slowing housing market will have on consumer spending and the overall economy. Over the past year, long term securities outperformed their short term counterparts as the yield curve flattened dramatically. Corporate bonds and mortgage-backed securities continue to

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

perform well given the strength of corporate balance sheets and the strong demand for higher yielding assets. As we move into 2007, all eyes will be on the housing market, employment growth and inflation to determine whether the strong economic growth we have had can continue.

The Portfolio currently is structured with an average duration slightly shorter than the Lehman Aggregate benchmark. We expect income to be the driver of returns going forward and, as a result, we continue to overweight both corporate bonds and mortgage-backed securities.

TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio ("Portfolio") returned 29.33% after fees and expenses in the fiscal year ended October 31, 2006. Our benchmark index, the Morgan Stanley Capital International EAFE Index (EAFE) gained 27.52% over the same period. For the six months ended October 31, 2006, the Portfolio gained 2.80% net of fees and expenses, while the benchmark index was up 3.77%. Exchange rates had only a slight impact on returns in the latest six months as the U.S. dollar lost ground versus the Euro and British Pound, but gained versus the Japanese Yen and the Swiss Franc.

Global stock markets experienced significant volatility during the six month period ended October 31, 2006. The industrial cyclicals, materials and energy stocks that led markets higher in the prior six months abruptly changed course in late spring in anticipation of a slower global economic growth rate. After a desultory summer, most markets enjoyed a strong fall rally as fears about the impact of higher inflation and interest rates receded. A notable exception was the Japanese stock market, the largest country component of the EAFE benchmark index, which struggled throughout the period, declining more than 6% in dollar terms. A lack of confidence about the vigor of the Japanese economy prevented the stock market there from building on the strong gains recorded in 2005.

The  Portfolio  holds a diverse  portfolio  composed  of 68  stocks  based in 19 countries. We retain a bias towards cyclical stocks due the attractive valuations available and to our view that economic conditions will continue to favor solid corporate profit growth. However, during the past six months we increased exposure to less cyclical issues in the consumer staples and telecommunications services sectors which should perform well as the economic cycle matures. Stocks meeting our investment criteria offer attractive valuations measured in terms of cash flow, healthy dividends and identifiable catalysts to drive prices higher.

We continue to underweight Japanese stocks relative to the benchmark index primarily because we find more compelling investment opportunities in other Asian markets such as Hong Kong and Singapore. Japan's underperformance relative to other global markets, and the weakness of the foreign exchange value of the Yen should yield better opportunities provided that Japan's economic expansion stays on track.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------



Respectfully submitted,

/s/ Horace P. Whitworth

Horace P. Whitworth, CFA, CPA
Co-CEO

This   represents  the  managers'   assessment  of  the  Portfolios  and  market
environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

                      DEFINITION OF THE COMPARATIVE INDICES
                      -------------------------------------

LEHMAN BROTHERS AGGREGATE BOND INDEX is a fixed-income market value-weighted index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 COMPOSITE INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO


--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                        ---------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED OCTOBER 31, 2006
                        ---------------------------------
                        1 Year       5 Years     10 Years
                        ---------------------------------
                        12.99%        7.29%       7.64%
                        ---------------------------------


[LINE GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:



              TS&W EQUITY PORTFOLIO     S&P 500 COMPOSITE INDEX
10/31/96      $10,000                   $10,000
1997           12,631                    13,211
1998           13,797                    16,116
1999           15,817                    20,253
2000           16,106                    21,487
2001           14,690                    16,136
2002           11,799                    13,698
2003           14,335                    16,547
2004           16,428                    18,106
2005           18,480                    19,685
2006           20,880                    22,902

                         Periods Ended on October 31st

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE
   REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

  THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
     PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                SEE DEFINITION OF COMPARATIVE INDICIES ON PAGE 5.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                        ---------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED OCTOBER 31, 2006
                        ---------------------------------
                        1 Year       5 Years     10 Years
                        ---------------------------------
                         5.19%        3.81%       5.43%
                        ---------------------------------


[LINE GRAPH OMITTED]
Plot Points for EDGAR Purposes are as follows:

                 TS&W FIXED                        LEHMAN BROTHERS
                 INCOME PORTFOLIO                  AGGREGATE BOND INDEX
10/31/96         $10,000                           $10,000
1997              10,840                            10,889
1998              11,903                            11,906
1999              11,700                            11,969
2000              12,433                            12,843
2001              14,076                            14,713
2002              14,732                            15,579
2003              15,312                            16,344
2004              16,043                            17,248
2005              16,131                            17,443
2006              16,968                            18,348

                         Periods Ended on October 31st

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE
   REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

  THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. IF THE ADVISER
 HAD NOT LIMITED CERTAIN EXPENSES, THE PORTFOLIO'S TOTAL RETURN WOULD HAVE BEEN
                                     LOWER.

                SEE DEFINITION OF COMPARATIVE INDICIES ON PAGE 5.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                        ---------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED OCTOBER 31, 2005
                        ---------------------------------
                        1 Year       5 Years     10 Years
                        ---------------------------------
                        29.33%        12.82%       7.38%
                        ---------------------------------


[LINE GRAPH OMITTED]
Plot Points for EDGAR Puporses are as follows:

                 TS&W INTERNATIONAL          MORGAN STANLEY CAPITAL
                 EQUITY PORTFOLIO            INTERNATIONAL EAFE INDEX
10/31/96         $10,000                     $10,000
1997              10,794                      10,463
1998              11,082                      11,472
1999              14,825                      14,114
2000              15,886                      13,704
2001              11,150                      10,288
2002               9,725                       8,929
2003              12,233                      11,342
2004              13,604                      13,479
2005              15,756                      15,917
2006              20,377                      20,298

                         Periods Ended on October 31st

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE
   REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

  THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

  RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
     PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                SEE DEFINITION OF COMPARATIVE INDICIES ON PAGE 5.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
 COMMON STOCK -- 93.4%
--------------------------------------------------------------------------------


                                                             SHARES       VALUE
                                                            --------   -----------
CONSUMER DISCRETIONARY -- 6.0%
   Home Depot .........................................       26,700   $   996,711
   Target .............................................       15,700       929,126
   Time Warner ........................................       54,000     1,080,540
                                                                       -----------
                                                                         3,006,377
                                                                       -----------
CONSUMER STAPLES -- 4.4%
   Coca-Cola Enterprises ..............................       35,100       703,053
   Nestle ADR .........................................       18,000     1,537,565
                                                                       -----------
                                                                         2,240,618
                                                                       -----------
ENERGY -- 10.0%
   BJ Services ........................................       27,600       832,416
   BP ADR .............................................       13,450       902,495
   ConocoPhillips .....................................       14,300       861,432
   EOG Resources ......................................       10,700       711,871
   Grant Prideco* .....................................       18,650       704,411
   Patterson-UTI Energy ...............................       23,000       533,600
   Valero Energy ......................................        9,700       507,601
                                                                       -----------
                                                                         5,053,826
                                                                       -----------
FINANCIALS -- 21.3%
   American International Group .......................       17,550     1,178,833
   AON ................................................       26,500       921,935
   Bank of America ....................................       15,050       810,743
   Citigroup ..........................................       21,266     1,066,703
   E*Trade Financial* .................................       40,800       949,824
   JPMorgan Chase .....................................       20,250       960,660
   Merrill Lynch ......................................        8,875       775,853
   MGIC Investment ....................................       15,100       887,276
   Plum Creek Timber + ................................       18,600       668,484
   Prudential Financial ...............................       10,650       819,304
   St. Paul Travelers .................................       16,812       859,598
   Wells Fargo ........................................       24,000       870,960
                                                                       -----------
                                                                        10,770,173
                                                                       -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------



                                                             SHARES       VALUE
                                                            --------   -----------
HEALTH CARE -- 11.3%
   Abbott Laboratories ................................       20,650   $   981,081
   Baxter International ...............................       21,300       979,161
   Cigna ..............................................        5,975       698,956
   GlaxoSmithKline ADR ................................       16,300       867,975
   Pfizer .............................................       48,700     1,297,855
   Shire ADR ..........................................       15,900       872,115
                                                                       -----------
                                                                         5,697,143
                                                                       -----------
INDUSTRIALS -- 16.4%
   AMR* ...............................................       25,000       708,500
   Avery Dennison .....................................       15,600       984,984
   Burlington Northern Santa Fe .......................       10,350       802,436
   Deere ..............................................       10,450       889,608
   General Electric ...................................       28,850     1,012,923
   L-3 Communications Holdings ........................       12,500     1,006,500
   Manpower ...........................................       15,600     1,057,212
   Republic Services ..................................       22,000       902,220
   Terex* .............................................       17,400       900,624
                                                                       -----------
                                                                         8,265,007
                                                                       -----------
INFORMATION TECHNOLOGY -- 13.8%
   Agilent Technologies* ..............................       29,100     1,035,960
   BMC Software* ......................................       30,000       909,300
   Cisco Systems* .....................................       19,700       475,361
   Hewlett-Packard ....................................       12,030       466,042
   L.M. Ericsson Telephone ADR* .......................       28,100     1,062,742
   Microsoft ..........................................       32,000       918,720
   Nokia ADR ..........................................       63,600     1,264,368
   Seagate Technology .................................       37,300       842,234
                                                                       -----------
                                                                         6,974,727
                                                                       -----------
MATERIALS -- 5.0%
   Freeport-McMoRan Copper & Gold .....................       14,250       861,840
   Nucor ..............................................        9,000       525,690
   Praxair ............................................       18,450     1,111,613
                                                                       -----------
                                                                         2,499,143
                                                                       -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                             SHARES       VALUE
                                                            --------   -----------
UTILITIES -- 5.2%
   Dominion Resources .................................       12,100   $   979,979
   FirstEnergy ........................................       10,000       588,500
   PPL ................................................       30,500     1,052,860
                                                                       -----------
                                                                         2,621,339
                                                                       -----------
   TOTAL COMMON STOCK
      (Cost $40,659,204)...............................                 47,128,353
                                                                       -----------
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.4%
----------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
                                                         ----------
   Morgan Stanley
      5.000%, dated 10/31/06, to be repurchased
      on 11/01/06, repurchase price $2,749,999
      (collateralized by a U.S. Treasury obligation,
      par value $2,442,730, 12.000%, 08/15/13,
      with a total market value of $2,804,642)
      (Cost $2,749,617)................................   $2,749,617     2,749,617
                                                                       -----------
   TOTAL INVESTMENTS -- 98.8%
      (Cost $43,408,821)...............................                $49,877,970
                                                                       ===========
    PERCENTAGES ARE BASED ON NET ASSETS OF $50,490,357.
  + REAL ESTATE INVESTMENT TRUST
  * NON-INCOME PRODUCING SECURITY
ADR AMERICAN DEPOSITARY RECEIPT




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2006

--------------------------------------------------------------------------------
At October 31, 2006, sector diversification of the Portfolio was as follows (Unaudited):

                                                           % OF
SECTOR DIVERSIFICATION                                  NET ASSETS       VALUE
----------------------                                 ------------    ---------
COMMON STOCK
Financials...........................................      21.3%     $10,770,173
Industrials..........................................      16.4%       8,265,007
Information Technology...............................      13.8%       6,974,727
Health Care..........................................      11.3%       5,697,143
Energy...............................................      10.0%       5,053,826
Consumer Discretionary...............................       6.0%       3,006,377
Utilities............................................       5.2%       2,621,339
Materials............................................       5.0%       2,499,143
Consumer Staples.....................................       4.4%       2,240,618
                                                          -----      -----------
TOTAL COMMON STOCK...................................      93.4%      47,128,353
REPURCHASE AGREEMENT.................................       5.4%       2,749,617
                                                          -----      -----------
TOTAL INVESTMENTS....................................      98.8%      49,877,970
TOTAL OTHER ASSETS AND LIABILITIES...................       1.2%         612,387
                                                          -----      -----------
NET ASSETS...........................................     100.0%     $50,490,357
                                                          =====      ===========






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
 U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 37.1%
--------------------------------------------------------------------------------



                                                             FACE
                                                            AMOUNT        VALUE
                                                          ----------   -----------
   Federal Home Loan Mortgage Corporation Gold
       6.500%, 03/01/32 ...............................   $  240,756   $   247,458
       6.500%, 12/01/32 ...............................      315,103       322,939
       6.000%, 12/01/32 ...............................       98,218        99,174
       6.000%, 07/01/33 ...............................      308,500       311,503
       6.000%, 11/01/33 ...............................      709,394       715,760
       6.000%, 10/01/35 ...............................      778,589       784,084
       4.000%, 01/01/09 ...............................      354,894       348,981
   Federal National Mortgage Association
       6.500%, 09/01/36 ...............................      988,430     1,007,523
       6.000%, 09/01/17 ...............................      202,649       206,002
       5.500%, 10/01/14 ...............................      725,283       727,395
       5.500%, 08/01/15 ...............................      371,442       373,072
       5.500%, 07/01/18 ...............................      134,181       134,580
       5.500%, 11/01/18 ...............................      430,307       431,064
       5.500%, 04/01/33 ...............................      563,147       558,014
       5.500%, 09/01/33 ...............................    1,008,666       999,474
       5.500%, 02/01/35 ...............................      556,521       550,942
       5.500%, 10/01/35 ...............................      677,695       670,103
       5.500%, 01/01/36 ...............................      917,937       907,653
       5.500%, 07/01/36 ...............................      718,052       709,708
       5.000%, 09/01/18 ...............................      554,176       547,039
       5.000%, 12/01/19 ...............................      362,683       357,705
       5.000%, 05/01/35 ...............................      458,344       442,668
       5.000%, 07/01/35 ...............................      442,299       427,172
       5.000%, 08/01/35 ...............................      825,091       796,872
       4.500%, 05/01/15 ...............................      142,379       138,889
   Government National Mortgage Association
       6.000%, 11/15/31 ...............................      285,011       289,443
                                                                       -----------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
       (Cost $13,185,350)..............................                 13,105,217
                                                                       -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 33.0%
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT        VALUE
                                                          ----------   -----------
CONSUMER DISCRETIONARY -- 4.5%
   Dillards
       7.130%, 08/01/18 ...............................   $  300,000   $   294,000
       6.690%, 08/01/07 ...............................      275,000       275,688
   Home Depot
       5.400%, 03/01/16 ...............................      320,000       319,510
   Phillips Van-Heusen
       7.250%, 02/15/11 ...............................      250,000       251,875
   Ryland
       5.375%, 01/15/15 ...............................      500,000       462,890
                                                                       -----------
                                                                         1,603,963
                                                                       -----------
CONSUMER STAPLES -- 2.9%
   Archer-Daniels-Midland
       5.935%, 10/01/32 ...............................      495,000       508,582
   Dean Foods Company
       7.000%, 06/01/16 ...............................      500,000       505,625
                                                                       -----------
                                                                         1,014,207
                                                                       -----------
ENERGY -- 3.0%
   Anadarko Finance, Ser B
       7.500%, 05/01/31 ...............................      400,000       463,394
   Conoco
       6.950%, 04/15/29 ...............................      335,000       386,714
   Giant Industries
       8.000%, 05/15/14 ...............................      200,000       216,500
                                                                       -----------
                                                                         1,066,608
                                                                       -----------
FINANCIALS -- 13.7%
   Bank of America
       5.375%, 08/15/11 ...............................      330,000       333,432
   BB&T
       6.500%, 08/01/11 ...............................      350,000       369,178
   BB&T Capital Trust
       6.750%, 06/07/36 ...............................      345,000       376,028
   Caterpillar Financial Services
       5.050%, 12/01/10 ...............................      500,000       498,690
   CIT Group
       4.250%, 02/01/10 ...............................      320,000       310,645

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT        VALUE
                                                          ----------   -----------
FINANCIALS -- CONTINUED
   Countrywide Financial MTN, Ser A
       5.670%, 04/11/07 ...............................   $  200,000   $   200,131
   Credit Suisse First Boston
       6.125%, 11/15/11 ...............................      500,000       519,756
   General Motors Acceptance
       6.875%, 09/15/11 ...............................      250,000       251,716
   Goldman Sachs Group
       5.664%, 06/28/10 ...............................      525,000       527,637
   Markel Capital Trust I, Ser B
       8.710%, 01/01/46 ...............................      350,000       366,157
   Metlife
       5.000%, 11/24/13 ...............................      300,000       292,715
   Morgan Stanley
       4.750%, 04/01/14 ...............................      455,000       435,349
   Saxon Capital +
       12.000%, 05/01/14 ..............................      250,000       346,691
                                                                       -----------
                                                                         4,828,125
                                                                       -----------
HEALTH CARE -- 0.7%
   Wellpoint
       5.850%, 01/15/36 ...............................      250,000       245,851
                                                                       -----------
INDUSTRIALS -- 2.0%
   Federal Express
       5.500%, 08/15/09 ...............................      430,000       432,759
   Imax
       9.625%, 12/01/10 ...............................      300,000       279,000
                                                                       -----------
                                                                           711,759
                                                                       -----------
INFORMATION TECHNOLOGY -- 1.8%
   Seagate Technology
       6.375%, 10/01/11 ...............................      400,000       395,000
   Xerox Capital Trust I
       8.000%, 02/01/27 ...............................      250,000       255,312
                                                                       -----------
                                                                           650,312
                                                                       -----------
MATERIALS -- 1.0%
   AK Steel
       7.875%, 02/15/09 ...............................      241,000       241,904

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT        VALUE
                                                          ----------   -----------
MATERIALS -- CONTINUED
   Boise Cascade
       7.125%, 10/15/14 ...............................   $  100,000   $    94,250
                                                                       -----------
                                                                           336,154
                                                                       -----------
TELECOMMUNICATION SERVICES -- 2.6%
   Alltel
       6.500%, 11/01/13 ...............................      240,000       248,043
   Verizon New England
       6.500%, 09/15/11 ...............................      650,000       669,883
                                                                       -----------
                                                                           917,926
                                                                       -----------
UTILITIES -- 0.8%
   Georgia Power, Ser U
       5.606%, 02/17/09 ...............................      270,000       270,867
                                                                       -----------
   TOTAL CORPORATE OBLIGATIONS
       (Cost $11,608,315)..............................                 11,645,772
                                                                       -----------
----------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED OBLIGATIONS -- 11.7%
----------------------------------------------------------------------------------
   Banc of America Commercial Mortgage, Ser 2006-4,
       Cl A3A
       5.600%, 08/10/13 ...............................      610,000       621,825
   Carmax Auto Owner Trust, Ser 2006-2, Cl A2
       5.290%, 06/15/09 ...............................      755,000       755,065
   GE Capital Commercial Mortgage, Ser 2005-C1, Cl A2
       4.353%, 06/10/48 ...............................      550,000       538,271
   JP Morgan Mortgage Acquisition, Ser 2005-FRE1,
       Cl A2F2
       5.224%, 10/25/35 ...............................      640,000       636,754
   LB-UBS Commercial Mortgage Trust , Ser 2004-C2,
       Cl A2
       3.246%, 03/15/29 ...............................      325,000       312,330
   LB-UBS Commercial Mortgage Trust, Ser 2004-C7, Cl A2
       3.992%, 10/15/29 ...............................      530,000       514,644
   Wachovia Bank Commercial Mortgage Trust,
       Ser 2006-C27, Cl A2
       5.624%, 07/15/45 ...............................      750,000       763,673
                                                                       -----------
   TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
       (Cost $4,132,271)...............................                  4,142,562
                                                                       -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT        VALUE
                                                          ----------   -----------
   Federal Home Loan Mortgage Corporation
       5.500%, 09/25/13 ...............................   $  500,000   $   500,401
   Federal National Mortgage Association
       6.000%, 05/15/11 ...............................      450,000       470,288
       5.125%, 04/15/11 ...............................      365,000       368,533
       5.000%, 04/15/15 ...............................    1,290,000     1,298,408
                                                                       -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $2,612,692)...............................                  2,637,630
                                                                       -----------
----------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.6%
----------------------------------------------------------------------------------
   United States Treasury Bonds
       6.250%, 08/15/23 ...............................      455,000       529,506
       4.500%, 02/15/16 ...............................      400,000       396,844
                                                                       -----------
   TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $910,023).................................                    926,350
                                                                       -----------
----------------------------------------------------------------------------------
PREFERRED STOCK -- 6.6%
----------------------------------------------------------------------------------
                                                            SHARES
                                                          ----------
FINANCIALS -- 6.6%
   First Industrial Realty Trust, Ser J, 7.250% + .....       11,000       279,400
   iStar Financial, Ser I, 7.500% + ...................       15,000       381,000
   Public Storage, Ser H, 6.950% + ....................       12,000       304,080
   Taubman Centers, Ser G, 8.000% + ...................       12,000       318,000
   The Mills, Ser C, 9.000% + .........................       18,500       401,450
   USB Capital IV, 7.350% .............................       25,000       627,000
                                                                       -----------
   TOTAL PREFERRED STOCK
       (Cost $2,353,240)...............................                  2,310,930
                                                                       -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT        VALUE
                                                          ----------   -----------
   Morgan Stanley
       5.000%, dated 10/31/06, to be repurchased
       on 11/01/06, repurchase price $189,129
       (collateralized by a U.S. Treasury obligation,
       par value $152,637, 13.250%, 05/15/14,
       with a total market value of $192,887)
       (Cost $189,102) ................................   $  189,102   $   189,102
                                                                       -----------
   TOTAL INVESTMENTS -- 99.0%
       (Cost $34,990,993)..............................                $34,957,563
                                                                       ===========

    PERCENTAGES ARE BASED ON NET ASSETS OF $35,321,895.
  + REAL ESTATE INVESTMENT TRUST
 CL CLASS
MTN MEDIUM TERM NOTE
SER SERIES




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2006
--------------------------------------------------------------------------------
At October 31, 2006, the diversification of the Portfolio was as follows (Unaudited):

                                                          % OF
PORTFOLIO DIVERSIFICATION                              NET ASSETS        VALUE
-------------------------                              ----------      ---------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS..........      37.1%     $13,105,217

CORPORATE OBLIGATIONS
Financials...........................................      13.7%       4,828,125
Consumer Discretionary...............................       4.5%       1,603,963
Energy...............................................       3.0%       1,066,608
Consumer Staples.....................................       2.9%       1,014,207
Telecommunication Services...........................       2.6%         917,926
Industrials..........................................       2.0%         711,759
Information Technology...............................       1.8%         650,312
Materials............................................       1.0%         336,154
Utilities............................................       0.8%         270,867
Health Care..........................................       0.7%         245,851
                                                          -----      -----------
TOTAL CORPORATE OBLIGATIONS..........................      33.0%      11,645,772

OTHER MORTGAGE-BACKED OBLIGATIONS....................      11.7%       4,142,562
U.S. GOVERNMENT AGENCY OBLIGATIONS...................       7.5%       2,637,630
PREFERRED STOCK......................................       6.6%       2,310,930
U.S. TREASURY OBLIGATIONS............................       2.6%         926,350
REPURCHASE AGREEMENT.................................       0.5%         189,102
                                                          -----      -----------
TOTAL INVESTMENTS....................................      99.0%      34,957,563
TOTAL OTHER ASSETS AND LIABILITIES...................       1.0%         364,332
                                                          -----      -----------
NET ASSETS...........................................     100.0%     $35,321,895
                                                          =====      ===========






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
 COMMON STOCK -- 99.6%
--------------------------------------------------------------------------------

                                                             SHARES       VALUE
                                                            --------   -----------
AUSTRALIA -- 1.8%
   Brambles Industries ................................      129,000   $ 1,245,837
                                                                       -----------
AUSTRIA -- 0.9%
   Voestalpine ........................................       14,000       660,259
                                                                       -----------
BAHAMAS -- 1.3%
   Teekay Shipping ....................................       22,000       904,420
                                                                       -----------
CAYMAN ISLANDS -- 1.1%
   Seagate Technology .................................       35,000       790,300
                                                                       -----------
FINLAND -- 4.6%
   Fortum .............................................       40,700     1,119,993
   Metso ..............................................       25,000     1,086,499
   Nokia ADR ..........................................       53,000     1,053,640
                                                                       -----------
                                                                         3,260,132
                                                                       -----------
FRANCE -- 6.3%
   AXA ................................................       29,800     1,135,358
   BNP Paribas ........................................       10,000     1,099,581
   Euler Hermes .......................................        8,800     1,143,412
   Renault ............................................        8,900     1,041,105
                                                                       -----------
                                                                         4,419,456
                                                                       -----------
GERMANY -- 11.0%
   Adidas .............................................       20,000     1,002,195
   Allianz ............................................        8,300     1,540,545
   Continental ........................................       10,000     1,118,344
   Deutsche Bank ......................................        8,700     1,094,995
   E.ON ADR ...........................................       17,300       694,249
   Hannover Rueckversicherung .........................       26,000     1,103,742
   Linde ..............................................       12,100     1,199,375
                                                                       -----------
                                                                         7,753,445
                                                                       -----------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                             SHARES       VALUE
                                                            --------   -----------
HONG KONG -- 3.5%
   Cathay Pacific Airways .............................      460,000   $ 1,003,927
   China Mobile .......................................      110,000       893,544
   China Overseas Land & Investment ...................      226,000       205,950
   Shenzhen Investment ................................    1,000,000       393,303
                                                                       -----------
                                                                         2,496,724
                                                                       -----------
ITALY -- 1.3%
   Benetton Group .....................................       47,000       890,233
                                                                       -----------
JAPAN -- 13.6%
   Daiwa Securities Group .............................       83,000       940,131
   East Japan Railway .................................          180     1,256,797
   Mitsubishi .........................................       57,800     1,115,001
   Mitsubishi UFJ Financial Group .....................          135     1,693,910
   Nomura Holdings ....................................       50,000       881,311
   Sumitomo Heavy Industries* .........................      111,000       949,358
   Sumitomo Metal Industries ..........................      158,000       593,402
   Suzuki Motor .......................................       37,700     1,068,362
   Toyota Motor ADR ...................................        9,500     1,121,000
                                                                       -----------
                                                                         9,619,272
                                                                       -----------
MEXICO -- 2.3%
   Cemex SAB ADR ......................................       40,906     1,257,451
   Embotelladoras Arca ................................      107,300       329,037
                                                                       -----------
                                                                         1,586,488
                                                                       -----------
NETHERLANDS -- 4.7%
   ING Groep ..........................................       24,356     1,079,028
   TNT ................................................       31,100     1,197,192
   Wolters Kluwer .....................................       39,000     1,072,216
                                                                       -----------
                                                                         3,348,436
                                                                       -----------
NORWAY -- 1.1%
   Telenor ASA ........................................       50,500       797,151
                                                                       -----------
PHILIPPINES -- 1.4%
   Globe Telecom ......................................       45,000     1,011,236
                                                                       -----------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                             SHARES       VALUE
                                                            --------   -----------
RUSSIA -- 1.6%
   OAO Gazprom ADR ....................................       26,500   $ 1,122,540
                                                                       -----------
SINGAPORE -- 2.7%
   Keppel Corp ........................................      117,000     1,187,169
   SIA Engineering ....................................      290,000       696,529
                                                                       -----------
                                                                         1,883,698
                                                                       -----------
SOUTH KOREA -- 1.8%
   LG Telecom* ........................................      108,000     1,249,416
                                                                       -----------
SPAIN -- 1.7%
   Telefonica .........................................       61,000     1,175,652
                                                                       -----------
SWEDEN -- 7.5%
   Assa Abloy, Cl B ...................................       39,021       751,090
   Boliden ............................................       46,000     1,016,008
   Nordea Bank ........................................       53,000       730,260
   Saab, Cl B .........................................       43,752     1,232,937
   SKF, Cl B ..........................................       45,000       724,409
   Ssab Svenskt Staal, Cl B ...........................       42,000       837,511
                                                                       -----------
                                                                         5,292,215
                                                                       -----------
SWITZERLAND -- 5.1%
   Baloise Holding ....................................       10,900     1,042,811
   Barry Callebaut* ...................................        2,100     1,016,360
   Nestle SA ..........................................        4,550     1,554,649
                                                                       -----------
                                                                         3,613,820
                                                                       -----------
THAILAND -- 1.0%
   Bangkok Bank NVDR ..................................      227,000       710,920
                                                                       -----------
UNITED KINGDOM -- 23.3%
   Anglo American .....................................       23,000     1,037,000
   Aviva ..............................................       84,747     1,252,650
   Barclays ...........................................       86,537     1,167,702
   Berkeley Group Holdings ............................       52,400     1,439,121
   BP ADR .............................................       16,100     1,080,310
   GlaxoSmithKline ....................................       35,000       934,544



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                             SHARES       VALUE
                                                            --------   -----------
UNITED KINGDOM -- CONTINUED
   HSBC Holdings ......................................       65,715   $ 1,239,930
   Persimmon ..........................................       57,000     1,451,308
   Rio Tinto ..........................................       17,774       980,363
   Rolls-Royce Group ..................................      119,000     1,066,148
   Scottish & Southern Energy .........................       46,100     1,155,313
   Shire ..............................................       68,500     1,249,623
   Tate & Lyle ........................................       85,000     1,277,464
   Tesco ..............................................      145,000     1,088,219
                                                                       -----------
                                                                        16,419,695
                                                                       -----------
   TOTAL COMMON STOCK
       (Cost $52,188,218)..............................                 70,251,345
                                                                       -----------
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
----------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
                                                          ----------

   Morgan Stanley
       5.000%, dated 10/31/06, to be repurchased
       on 11/01/06, repurchase price $459,628
       (collateralized by a U.S. Treasury obligation,
       par value $370,943, 13.250%, 05/15/14,
       with a total market value of $468,761)
       (Cost $459,564) ................................     $459,564       459,564
                                                                       -----------
   TOTAL INVESTMENTS -- 100.3%
       (Cost $52,647,782)..............................                $70,710,909
                                                                       ===========

     PERCENTAGES ARE BASED ON NET ASSETS OF $70,502,525.
   * NON-INCOME PRODUCING SECURITY
 ADR AMERICAN DEPOSITARY RECEIPT
  CL CLASS
NVDR NON-VOTING DEPOSITARY RECEIPT




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2006
--------------------------------------------------------------------------------
At October 31, 2006, sector diversification of the Portfolio was as follows (Unaudited):

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS       VALUE
----------------------                                 ----------     ---------
COMMON STOCK
Financials...........................................     26.2%     $18,455,539
Industrial...........................................     19.2       13,512,893
Consumer Discretionary...............................     14.5       10,203,884
Materials............................................     10.8        7,581,369
Consumer Staples.....................................      7.5        5,265,729
Telecommunication Services...........................      7.3        5,126,999
Energy...............................................      4.4        3,107,270
Utilities............................................      4.2        2,969,555
Health Care..........................................      3.0        2,184,167
Information Technology...............................      2.5        1,843,940
                                                         -----      -----------
TOTAL COMMON STOCK...................................     99.6       70,251,345
REPURCHASE AGREEMENT.................................      0.7          459,564
                                                         -----      -----------
TOTAL INVESTMENTS....................................    100.3       70,710,909
TOTAL OTHER ASSETS AND LIABILITIES...................     (0.3)        (208,384)
                                                         -----      -----------
NET ASSETS                                               100.0%     $70,502,525
                                                         =====      ===========






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 TS&W PORTFOLIOS
                                                                OCTOBER 31, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                           FIXED       INTERNATIONAL
                                                             EQUITY       INCOME           EQUITY
                                                            PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                           -----------  -----------  -----------------
ASSETS:
Investments at Value (Cost $43,408,821, $34,990,993,
   and $52,647,782, respectively) ....................     $49,877,970  $34,957,563     $70,710,909
Receivable for Investment Securities Sold ............         642,643           --              --
Dividends and Interest Receivable ....................          30,773      319,551          98,477
Receivable for Capital Shares Sold ...................          15,574       90,000              --
Foreign Tax Reclaim Receivable .......................              --           --          27,160
Investment Advisory Reimbursement to the Portfolio ...              --        2,610              --
                                                           -----------  -----------     -----------
   TOTAL ASSETS ......................................      50,566,960   35,369,724      70,836,546
                                                           -----------  -----------     -----------
LIABILITIES:
Payable for Investment Securities Purchased ..........              --           --         179,210
Foreign Currency Overdraft (Cost $(31,731)) ..........              --           --          31,673
Payable for Capital Shares Redeemed ..................              --        6,002              --
Payable for Income Distributions .....................              --        3,131              --
Payable due to Investment Adviser ....................          31,776           --          58,516
Payable due to Administrator .........................           9,649        6,750          13,326
Payable for Trustees' Fees ...........................           2,211        1,586           3,063
Chief Compliance Officer Fees Payable ................             448          341             637
Other Accrued Expenses ...............................          32,519       30,019          47,596
                                                           -----------  -----------     -----------
   TOTAL LIABILITIES .................................          76,603       47,829         334,021
                                                           -----------  -----------     -----------
   NET ASSETS ........................................     $50,490,357  $35,321,895     $70,502,525
                                                           -----------  -----------     -----------
NET ASSETS CONSIST OF:
Paid-in-Capital ......................................     $37,313,028  $35,674,640     $43,181,827
Undistributed Net Investment Income ..................          70,211       22,235         332,696
Accumulated Net Realized Gain (Loss) on
   Investments and Foreign Currency Transactions .....       6,637,969     (341,550)      8,924,246
Net Unrealized Appreciation (Depreciation)
   on Investments ....................................       6,469,149      (33,430)     18,063,127
Net Unrealized Appreciation on Foreign Currency
   Transactions ......................................              --           --             629
                                                           -----------  -----------     -----------
   NET ASSETS ........................................     $50,490,357  $35,321,895     $70,502,525
                                                           ===========  ===========     ===========
INSTITUTIONAL SHARES:
   Outstanding Shares of Beneficial Interest
     (unlimited authorization -- no par value) .......       3,558,158    3,528,801       3,695,645
                                                           ===========  ===========     ===========
   NET ASSET VALUE, Offering and Redemption
     Price per Share .................................     $     14.19  $     10.01     $     19.08
                                                           ===========  ===========     ===========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W PORTFOLIOS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                           FIXED       INTERNATIONAL
                                                             EQUITY       INCOME           EQUITY
                                                            PORTFOLIO    PORTFOLIO       PORTFOLIO
                                                           -----------  -----------  -----------------
INVESTMENT INCOME
Dividends ............................................     $  991,329   $  125,819      $ 1,792,377
Interest .............................................         88,441    1,641,621           66,340
Less: Foreign Taxes Withheld .........................        (11,267)          --         (151,721)
                                                           ----------   ----------      -----------
   TOTAL INCOME ......................................      1,068,503    1,767,440        1,706,996
                                                           ----------   ----------      -----------
EXPENSES
Investment Advisory Fees .............................        365,085      146,712          665,459
Administration Fees ..................................        115,308       77,227          157,465
Trustees' Fees .......................................          5,610        3,881            7,685
Chief Compliance Officer Fees ........................          4,838        3,390            6,676
Transfer Agent Fees ..................................         47,522       40,190           55,589
Legal Fees ...........................................         26,623       17,872           36,584
Audit Fees ...........................................         18,643       18,409           18,885
Printing Fees ........................................         18,093       12,631           24,861
Filing and Registration Fees .........................         18,059       17,697           18,972
Shareholder Servicing Fees ...........................         11,279        7,110           15,191
Custodian Fees .......................................          4,543        2,910           50,902
Other Expenses .......................................          4,163       14,898           13,909
                                                           ----------   ----------      -----------
   TOTAL EXPENSES ....................................        639,766      362,927        1,072,178
Less:
Waiver of Investment Advisory Fees ...................             --      (85,505)              --
Fees Paid Indirectly -- Note 4 .......................         (1,951)      (1,152)          (2,564)
                                                           ----------   ----------      -----------
   NET EXPENSES ......................................        637,815      276,270        1,069,614
                                                           ----------   ----------      -----------
NET INVESTMENT INCOME ................................        430,688    1,491,170          637,382
                                                           ----------   ----------      -----------
NET REALIZED GAIN (LOSS) ON:
   Investments .......................................      6,662,659     (300,161)      12,898,451
   Foreign Currency Transactions .....................             --           --         (304,304)
                                                           ----------   ----------      -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS .....................      6,662,659     (300,161)      12,594,147
                                                           ----------   ----------      -----------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION) ON:
Investments ..........................................     (1,166,965)     511,929        3,779,863
Foreign Currency Transactions ........................             --           --              990
                                                           ----------   ----------      -----------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ....................................     (1,166,965)     511,929        3,780,853
                                                           ----------   ----------      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY ..............................      5,495,694      211,768       16,375,000
                                                           ----------   ----------      -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .........................     $5,926,382   $1,702,938      $17,012,382
                                                           ==========   ==========      ===========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED   YEAR ENDED
                                                                  OCTOBER 31,  OCTOBER 31,
                                                                     2006         2005
                                                                  -----------  -----------
OPERATIONS:
   Net Investment Income ......................................   $   430,688  $   428,001
   Net Realized Gain on Investments ...........................     6,662,659    5,099,086
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments ...........................................    (1,166,965)      33,473
                                                                  -----------  -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................................     5,926,382    5,560,560
                                                                  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ......................................      (363,468)    (485,475)
   Net Realized Gain ..........................................    (1,873,653)          --
                                                                  -----------  -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..........................    (2,237,121)    (485,475)
                                                                  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................................     3,832,943    2,725,950
   Reinvestment of Distribution ...............................     2,205,116      465,536
   Redeemed ...................................................    (5,583,997)  (9,054,931)
                                                                  -----------  -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ...............................       454,062   (5,863,445)
                                                                  -----------  -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................     4,143,323     (788,360)
                                                                  -----------  -----------

NET ASSETS:
   Beginning of Year ..........................................    46,347,034   47,135,394
                                                                  -----------  -----------
   End of Year (including undistributed net investment income
     of $70,211 and $0, respectively) .........................   $50,490,357  $46,347,034
                                                                  ===========  ===========
SHARE TRANSACTIONS:
   Issued .....................................................       282,734      216,485
   Reinvestment of Distributions ..............................       165,723       36,877
   Redeemed ...................................................      (410,832)    (719,590)
                                                                  -----------  -----------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS .......................................        37,625     (466,228)
                                                                  ===========  ===========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED   YEAR ENDED
                                                                  OCTOBER 31,  OCTOBER 31,
                                                                     2006         2005
                                                                  -----------  -----------
OPERATIONS:
   Net Investment Income ......................................   $ 1,491,170  $ 1,021,814
   Net Realized Gain (Loss) on Investments ....................      (300,161)      44,549
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments ...........................................       511,929     (893,521)
                                                                  -----------  -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................................     1,702,938      172,842
                                                                  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ......................................    (1,499,453)  (1,077,687)
   Net Realized Gain ..........................................            --     (438,443)
                                                                  -----------  -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..........................    (1,499,453)  (1,516,130)
                                                                  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................................     4,831,217    3,300,680
   Reinvestment of Distributions ..............................     1,467,278    1,479,829
   Redeemed ...................................................    (1,300,215)  (3,181,422)
                                                                  -----------  -----------
   NET INCREASE IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ...............................     4,998,280    1,599,087
                                                                  -----------  -----------
     TOTAL INCREASE IN NET ASSETS .............................     5,201,765      255,799
                                                                  -----------  -----------
NET ASSETS:
   Beginning of Year ..........................................    30,120,130   29,864,331
                                                                  -----------  -----------
   End of Year (including undistributed (distributions in
     excess of) net investment income of $22,235 and $(328),
     respectively) ............................................   $35,321,895  $30,120,130
                                                                  ===========  ===========
SHARE TRANSACTIONS:
   Issued .....................................................       487,840      324,728
   Reinvestment of Distributions ..............................       148,072      145,337
   Redeemed ...................................................      (131,046)    (312,753)
                                                                  -----------  -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS .......................................       504,866      157,312
                                                                  ===========  ===========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED    YEAR ENDED
                                                                  OCTOBER 31,   OCTOBER 31,
                                                                     2006          2005
                                                                 ------------  ------------
OPERATIONS:
   Net Investment Income ......................................  $    637,382  $    448,343
   Net Realized Gain on Investments and
     Foreign Currency Transactions ............................    12,594,147       817,032
   Net Change in Unrealized Appreciation
     on Investments and Foreign Currency Transactions .........     3,780,853     7,571,468
                                                                 ------------  ------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ................................    17,012,382     8,836,843
                                                                 ------------  ------------
DIVIDENDS:
   Net Investment Income ......................................      (339,851)     (380,660)
                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................................     4,975,939     3,588,324
   Reinvestment of Distributions ..............................       334,401       372,268
   Redemption Fees -- Note 2 ..................................            --         4,171
   Redeemed ...................................................   (10,987,357)  (11,343,604)
                                                                 ------------  ------------
   NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .    (5,677,017)   (7,378,841)
                                                                 ------------  ------------
     TOTAL INCREASE IN NET ASSETS .............................    10,995,514     1,077,342
                                                                 ------------  ------------
NET ASSETS:
   Beginning of Year ..........................................    59,507,011    58,429,669
                                                                 ------------  ------------
   End of Year (including undistributed net investment
     income of $332,696 and $339,469, respectively) ...........  $ 70,502,525  $ 59,507,011
                                                                 ============  ============
SHARE TRANSACTIONS:
   Issued .....................................................       292,415       254,643
   Reinvestment of Distributions ..............................        20,757        26,126
   Redeemed ...................................................      (631,427)     (803,407)
                                                                 ------------  ------------
   NET DECREASE IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS .......................................      (318,255)     (522,638)
                                                                 ============  ============






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                         YEARS ENDED OCTOBER 31,
                                           -----------------------------------------------------

                                             2006       2005          2004       2003    2002(1)
                                           -------    -------       -------    -------   -------
Net Asset Value,
   Beginning of Year ...................   $ 13.16    $ 11.82       $ 10.40    $  8.63   $ 11.05
                                           -------    -------       -------    -------   -------
Income from Operations
   Net Investment Income ...............      0.12(2)    0.12(2)(3)    0.10(2)    0.08      0.07
   Net Realized and Unrealized
     Gain (Loss) .......................      1.54       1.35          1.41       1.77     (2.17)
                                           -------    -------       -------    -------   -------
Total from Operations ..................      1.66       1.47          1.51       1.85     (2.10)
                                           -------    -------       -------    -------   -------
Dividends and Distributions:
   Net Investment Income ...............     (0.10)     (0.13)        (0.09)     (0.08)    (0.07)
   Net Realized Gain ...................     (0.53)        --            --         --     (0.25)
                                           -------    -------       -------    -------   -------
     Total Dividends and Distributions .     (0.63)     (0.13)        (0.09)     (0.08)    (0.32)
                                           -------    -------       -------    -------   -------
Net Asset Value, End of Year ...........   $ 14.19    $ 13.16       $ 11.82    $ 10.40   $  8.63
                                           =======    =======       =======    =======   =======
TOTAL RETURN+ ..........................     12.99%     12.49%        14.60%     21.49%   (19.68)%
                                           =======    =======       =======    =======   =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) .........................   $50,490    $46,347       $47,135    $43,637   $43,736
Ratio of Expenses to
   Average Net Assets ..................      1.31%(4)   1.33%(4)      1.22%      1.24%     1.22%
Ratio of Net Investment Income
   to Average Net Assets ...............      0.88%      0.91%(3)      0.85%      0.84%     0.62%
Portfolio Turnover Rate ................        46%        54%           31%        50%       33%

  + RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO
    DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.
(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND TS&W EQUITY PORTFOLIO ACQUIRED THE ASSETS
    AND LIABILITIES OF THE UAM TS&W EQUITY PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE
    OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND TS&W EQUITY PORTFOLIO PRIOR TO THE ACQUISITION
    WERE THOSE OF THE PREDECESSOR FUND, THE UAM TS&W EQUITY PORTFOLIO.
(2) PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.
(3) NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.28%,
    RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN NOVEMBER 2004.
(4) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF
    THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.31% AND 1.33% FOR THE FISCAL
    YEARS ENDED 2006 AND 2005, RESPECTIVELY.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                         YEARS ENDED OCTOBER 31,
                                           -----------------------------------------------------

                                             2006       2005          2004       2003    2002(1)
                                           -------    -------       -------    -------   -------
Net Asset Value,
   Beginning of Year ...................   $  9.96    $ 10.42       $ 10.63    $ 10.81   $ 10.81
                                           -------    -------       -------    -------   -------
Income from Operations
   Net Investment Income ...............      0.45(2)    0.35(2)       0.34(2)    0.38      0.47
Net Realized and Unrealized
   Gain (Loss) .........................      0.05      (0.29)         0.14       0.04      0.01
                                           -------    -------       -------    -------   -------
Total from Operations ..................      0.50       0.06          0.48       0.42      0.48
                                           -------    -------       -------    -------   -------
Dividends and Distributions:
   Net Investment Income ...............     (0.45)     (0.37)        (0.34)     (0.38)    (0.48)
   Net Realized Gain ...................        --      (0.15)        (0.35)     (0.22)       --
                                           -------    -------       -------    -------   -------
     Total Dividends and Distributions .     (0.45)     (0.52)        (0.69)     (0.60)    (0.48)
                                           -------    -------       -------    -------   -------
Net Asset Value, End of Year ...........   $ 10.01    $  9.96       $ 10.42    $ 10.63   $ 10.81
                                           =======    =======       =======    =======   =======
TOTAL RETURN+ ..........................      5.19%++    0.55%         4.77%      3.94%     4.66%
                                           =======    =======       =======    =======   =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) .........................   $35,322    $30,120       $29,864    $31,776   $38,212
Ratio of Expenses to
   Average Net Assets ..................      0.85%(3)   1.13%(3)      0.98%      0.98%     1.03%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers) .................      1.11%      1.13%         0.98%      0.98%     1.03%
Ratio of Net Investment Income
   to Average Net Assets ...............      4.57%      3.42%         3.27%      3.36%     4.49%*
Portfolio Turnover Rate ................        86%        82%           89%        88%       42%
  + RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO
    DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.
 ++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES DURING THE
    PERIOD.
  * THE RECLASSIFICATION OF PAYDOWN GAINS AND LOSSES HAD NO PER SHARE EFFECT. THE PORTFOLIO'S
    RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.45% WITH THE
    RECLASSIFICATION OF PAYDOWN GAINS AND LOSSES FOR THE YEAR ENDED OCTOBER 31, 2002. RATIOS FOR
    PRIOR PERIODS HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.
(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND TS&W FIXED INCOME PORTFOLIO ACQUIRED THE
    ASSETS AND LIABILITIES OF THE UAM TS&W FIXED INCOME PORTFOLIO, A SERIES OF THE UAM FUNDS, INC.
    THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND TS&W FIXED INCOME PORTFOLIO PRIOR TO THE
    ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM TS&W FIXED INCOME PORTFOLIO.
(2) PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.
(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF
    THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.85% AND 1.13% FOR THE FISCAL
    YEARS ENDED 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                         YEARS ENDED OCTOBER 31,
                                           -----------------------------------------------------

                                             2006       2005          2004       2003    2002(1)
                                           -------    -------       -------    -------   -------
Net Asset Value,
   Beginning of Year ...................   $ 14.83    $ 12.88       $ 11.66    $  9.29   $ 10.68
                                           -------    -------       -------    -------   -------
Income from Operations
   Net Investment Income ...............      0.16(2)    0.11(2)       0.09(2)    0.08      0.04
   Net Realized and Unrealized
     Gain (Loss) .......................      4.17       1.92          1.21       2.31     (1.40)
                                           -------    -------       -------    -------   -------
Total from Operations ..................      4.33       2.03          1.30       2.39     (1.36)
                                           -------    -------       -------    -------   -------
Redemption Fees ........................        --         --+           --+        --+       --+
                                           -------    -------       -------    -------   -------
Dividends:
   Net Investment Income ...............     (0.08)     (0.08)        (0.08)     (0.02)    (0.03)
                                           -------    -------       -------    -------   -------
     Total Dividends ...................     (0.08)     (0.08)        (0.08)     (0.02)    (0.03)
                                           -------    -------       -------    -------   -------
Net Asset Value, End of Year ...........   $ 19.08    $ 14.83       $ 12.88    $ 11.66   $  9.29
                                           =======    =======       =======    =======   =======
TOTAL RETURN++ .........................     29.33%     15.82%        11.21%     25.78%   (12.78)%
                                           =======    =======       =======    =======   =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) .........................   $70,503    $59,507       $58,430    $66,264   $63,655
Ratio of Expenses to
   Average Net Assets ..................      1.61%(3)   1.63%(3)      1.51%      1.51%     1.45%
Ratio of Net Investment Income
   to Average Net Assets ...............      0.96%      0.76%         0.74%      0.87%     0.33%
Portfolio Turnover Rate ................        74%        22%           20%        12%       22%

  + AMOUNT WAS LESS THAN $0.01 PER SHARE.
 ++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO
    DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.
(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND TS&W INTERNATIONAL EQUITY PORTFOLIO ACQUIRED
    THE ASSETS AND LIABILITIES OF THE UAM TS&W INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF THE UAM
    FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND TS&W INTERNATIONAL EQUITY
    PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM TS&W
    INTERNATIONAL EQUITY PORTFOLIO.
(2) PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.
(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF
    THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.61% AND 1.63% FOR THE FISCAL
    YEARS ENDED 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 36 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the



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     NASDAQ Official  Closing Price will be used. If available,  debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolios are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolios seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees (the "Board"). The Portfolios' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities in the International Equity Portfolio that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Portfolio becomes

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THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

     aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the International Equity Portfolio calculates net asset value, it may request that a Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the International Equity Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser for the International Equity Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     The TS&W International Equity Portfolio use FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolios value their non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser to the Portfolios believes that the fair values provided by FT are not reliable, the Adviser contacts the Portfolio's administrator and requests that a meeting of the Committee be held.

     If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above. As of October 31, 2006, there were no fair valued securities.

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--------------------------------------------------------------------------------

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future

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THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

     date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. At October 31, 2006, there were no open forward foreign currency exchange contracts.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the Portfolios of the Trust based on the number of Portfolios and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. The TS&W International Equity Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The TS&W International Equity Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days. For the year ended October 31, 2006, there were no redemption fees retained.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

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--------------------------------------------------------------------------------

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios' average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegal & Walmsey, Inc. (the "Adviser").

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. During the period, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Portfolio earned credits of $1,951, $1,152, and $2,564, respectively, which were used to offset transfer agent expenses.

Union Bank of California, N.A. acts as Custodian (the "Custodian") for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the



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--------------------------------------------------------------------------------

Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

     TS&W PORTFOLIOS                                              RATE
     ---------------                                          ------------
     Equity............................................           0.75%
     Fixed Income......................................           0.45%
     International Equity..............................           1.00%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios total annual operating expenses from exceeding 1.50%, 0.75%, and 1.75% of the average daily net assets of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio, respectively. Prior to March 1, 2006, the Adviser voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses from exceeding 1.25% of the average daily net assets of TS&W Fixed Income Portfolio.

6. INVESTMENT TRANSACTIONS:

For the year ended October 31, 2006, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

                                                                     SALES AND
TS&W PORTFOLIOS                                      PURCHASES      MATURITIES
---------------                                     -----------     -----------
Equity............................................  $21,418,094     $25,389,217
Fixed Income......................................   19,141,362      14,170,281
International Equity..............................   48,031,669      52,582,402

Purchases and sales and maturities of long-term U.S. Government securities were $12,862,915 and $9,826,128, respectively for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

7. FEDERAL TAX INFORMATION:

It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision of Federal income taxes has been made in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.



                                       39

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--------------------------------------------------------------------------------

As a result, net investment income (loss) and net realized gain/ (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid in capital as appropriate, in the period that the difference arises. Accordingly the following permanent differences are primarily attributable to paydown gain/loss, foreign currency gain/loss and REIT adjustments which have been classified to/from the following accounts:

                                   UNDISTRIBUTED   ACCUMULATED
                                  NET INVESTMENT    REALIZED
TS&W PORTFOLIOS                    INCOME/(LOSS)   GAIN/(LOSS)
---------------                   --------------  ------------
Equity.............................  $   2,991      $ (2,991)
Fixed Income.......................     30,846       (30,846)
International Equity...............   (304,304)      304,304

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                           ORDINARY      LONG-TERM
TS&W PORTFOLIOS                             INCOME     CAPITAL GAIN     TOTAL
---------------                           ----------  --------------  ---------
Equity
   2006.................................  $  363,468    $1,873,653    $2,237,121
   2005.................................     453,968        31,507       485,475
Fixed Income
   2006.................................   1,499,453            --     1,499,453
   2005.................................   1,077,979       438,151     1,516,130
International Equity
   2006.................................     339,851            --       339,851
   2005.................................     380,660            --       380,660




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--------------------------------------------------------------------------------

As of October 31, 2006, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                                   TS&W PORTFOLIOS
                                       -----------------------------------------
                                                                   INTERNATIONAL
                                          EQUITY      FIXED INCOME     EQUITY
                                       -----------    ------------ -------------
Undistributed Ordinary Income........  $   360,477      $ 199,830   $   332,696
Undistributed Long-Term Capital Gain.    6,351,670             --     8,924,246
Capital Loss Carryforwards...........           --       (341,550)           --
Unrealized Appreciation..............    6,465,182        (33,430)   18,063,756
Other Temporary Differences..........           --       (177,595)           --
                                       -----------      ----------  -----------
Total Distributable Earnings/
   (Accumulated Losses)..............  $13,177,329      $(352,745)  $27,320,698
                                       ===========      ==========  ===========

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                                                  TOTAL CAPITAL
                                                                      LOSS
                                      EXPIRES        EXPIRES      CARRYFORWARD
TS&W PORTFOLIOS                        2014           2013          10/31/06
---------------                      --------       --------      -----------
Fixed Income...................      $331,006       $10,544          $341,550

During the year ended October 31, 2006, the TS&W International Equity Fund utilized $3,974,202 of Capital loss carryforwards to offset capital gains.

The  Federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation on investments, held by the Portfolios at October 31, 2006, were as follows:

                                     AGGREGATE GROSS AGGREGATE GROSS NET UNREALIZED
                           FEDERAL     UNREALIZED      UNREALIZED     APPRECIATION/
TS&W PORTFOLIOS           TAX COST    APPRECIATION    DEPRECIATION   (DEPRECIATION)
---------------          ----------- --------------- --------------- --------------
Equity.................  $43,412,788   $ 7,364,205     $(899,023)     $ 6,465,182
Fixed Income...........   34,990,993       391,999      (425,429)         (33,430)
International Equity...   52,647,782    18,424,625      (361,498)      18,063,127

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

8. CONCENTRATION OF RISK:

At October 31, 2006, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

When the TS&W International Equity Portfolio invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the TS&W International Equity Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

9. OTHER:

At October 31, 2006, the percentage of total shares outstanding held by shareholders for each Portfolio, which comprised of an omnibus account that was held on behalf of several individual shareholders was as follows:

                                                           NO. OF          %
TS&W PORTFOLIOS                                         SHAREHOLDERS   OWNERSHIP
---------------                                         ------------   ---------
Equity..................................................      1           27%
Fixed Income............................................      1           34%
International Equity....................................      1           33%

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. NEW ACCOUNTING PRONOUNCEMENT:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. As of October 31, 2006, the Portfolios have not completed their evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September  2006,  FASB issued  Statement on  Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (three of the portfolios constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Trust") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2006

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense cost from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                 BEGINNING      ENDING                 EXPENSES
                                   ACCOUNT      ACCOUNT    ANNUALIZED    PAID
                                    VALUE        VALUE       EXPENSE    DURING
                                   5/1/06      10/31/06      RATIOS     PERIOD*
--------------------------------------------------------------------------------
TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares             $1,000.00     $1,014.70      1.36%      $6.91

HYPOTHETICAL 5% RETURN
Institutional Shares              1,000.00      1,018.35      1.36        6.92
--------------------------------------------------------------------------------
TS&W FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares             $1,000.00     $1,044.20      0.75%      $3.86

HYPOTHETICAL 5% RETURN
Institutional Shares              1,000.00      1,021.42      0.75        3.82
--------------------------------------------------------------------------------
TS&W INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares             $1,000.00     $1,028.00      1.66%      $8.49

HYPOTHETICAL 5% RETURN
Institutional Shares              1,000.00      1,016.84      1.66        8.44
--------------------------------------------------------------------------------


*Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons

                                                               TERM OF
                                POSITION(S)                   OFFICE AND
    NAME, ADDRESS,              HELD WITH                     LENGTH OF
        AGE 1                   THE TRUST                   TIME SERVED 2
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER                  Chairman                    (Since 1991)
60 yrs. old                     of the Board
                                of Trustees

















--------------------------------------------------------------------------------
WILLIAM M. DORAN                  Trustee                     (Since 1992)
1701 Market Street
Philadelphia, PA 19103
66 yrs. old












--------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional
Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of November 15, 2006.

                                                NUMBER OF
                                                PORTFOLIOS
                                             IN THE ADVISORS'
                                             INNER CIRCLE FUND
      PRINCIPAL OCCUPATION(S)                   OVERSEEN BY               OTHER DIRECTORSHIPS
        DURING PAST 5 YEARS                     BOARD MEMBER             HELD BY BOARD MEMBER 3
-----------------------------------------------------------------------------------------------------------



Currently performs various services                 36             Trustee of The Advisors' Inner
on behalf of SEI Investments for                                   Circle Fund II, Bishop Street Funds,
which Mr. Nesher is compensated.                                   SEI Asset Allocation Trust, SEI
Executive Vice President of SEI                                    Daily Income Trust, SEI Index
Investments, 1986-1994. Director                                   Funds, SEI Institutional International
and Executive Vice President of                                    Trust, SEI Institutional Investments
the Administrator and the                                          Trust, SEI Institutional Managed
Distributor, 1981-1994.                                            Trust, SEI Liquid Asset Trust, SEI
                                                                   Tax Exempt Trust, SEI Opportunity
                                                                   Master Fund, L.P., SEI Opportunity
                                                                   Fund, L.P., SEI Global Master
                                                                   Fund, PLC, SEI Global Assets
                                                                   Fund, PLC, SEI Global Investments
                                                                   Fund, PLC, SEI Investments
                                                                   Global, Limited, SEI Investments-
                                                                   Global Fund Services, Limited,
                                                                   SEI Investments (Europe) Ltd.,
                                                                   SEI Investments-Unit Trust
                                                                   Management (UK) Limited,
                                                                   and SEI Global Nominee Ltd.
-----------------------------------------------------------------------------------------------------------
Self-employed consultant since                      36             Director of SEI Investments
2003. Partner, Morgan, Lewis &                                     Company and SEI Investments
Bockius LLP (law firm) from                                        Distribution Co., SEI Investments-
1976-2003, counsel to the Trust,                                   Global Fund Services, Limited, SEI
SEI Investments, the Administrator                                 Investments (Europe), Limited, SEI
and the Distributor. Director of SEI                               Investments (Asia) Limited, SEI
Investments since 1974; Secretary                                  Asset Korea Co., Ltd., Trustee of
of SEI Investments since 1978.                                     The Advisors' Inner Circle Fund II,
                                                                   SEI Investments, SEI Asset
                                                                   Allocation Trust, SEI Daily Income
                                                                   Trust, SEI Index Funds, SEI
                                                                   Institutional International Trust,
                                                                   SEI Institutional Investments Trust,
                                                                   SEI Institutional Managed Trust,
                                                                   SEI Liquid Asset Trust and SEI
                                                                   Tax Exempt Trust.
-----------------------------------------------------------------------------------------------------------

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  TERM OF
                                       POSITION(S)              OFFICE AND
  NAME, ADDRESS,                        HELD WITH                LENGTH OF
     AGE 1                              THE TRUST             TIME SERVED 2
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

EUGENE B. PETERS                         Trustee               (Since 1993)
77 yrs. old







--------------------------------------------------------------------------------
JAMES M. STOREY                          Trustee               (Since 1994)
75 yrs. old







--------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.                  Trustee               (Since 1999)
64 yrs. old











--------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

                                                 NUMBER OF
                                                PORTFOLIOS
                                              IN THE ADVISORS'
                                             INNER CIRCLE FUND
      PRINCIPAL OCCUPATION(S)                    OVERSEEN BY                  OTHER DIRECTORSHIPS
        DURING PAST 5 YEARS                     BOARD MEMBER                 HELD BY BOARD MEMBER 3
-------------------------------------------------------------------------------------------------------------------



Private investor from 1987 to present.               36              Trustee of The Advisors' Inner
Vice President and Chief Financial                                   Circle Fund II.
Officer, Western Company of North
America (petroleum service company),
1980-1986. President of Gene Peters
and Associates (import company),
1978-1980. President and Chief
Executive Officer of Jos. Schlitz
Brewing Company before 1978.
-------------------------------------------------------------------------------------------------------------------
Attorney, Solo Practitioner since 1994.              36              Trustee of The Advisors' Inner
Partner, Dechert (law firm), September                               Circle Fund II, SEI Asset Allocation
1987-December 1993.                                                  Trust, SEI Daily Income Trust, SEI
                                                                     Index Funds, SEI Institutional
                                                                     International Trust, SEI Institutional
                                                                     Investments Trust, SEI Institutional
                                                                     Managed Trust, SEI Liquid Asset
                                                                     Trust, SEI Tax Exempt Trust and
                                                                     U.S. Charitable Gift Trust.
-------------------------------------------------------------------------------------------------------------------
Chief Executive Officer, Newfound                    36              Trustee, State Street Navigator
Consultants, Inc. since April 1997.                                  Securities Lending Trust, since
General Partner, Teton Partners, L.P.,                               1995. Trustee of The Fulcrum Trust.
June 1991-December 1996; Chief                                       Trustee of The Advisors' Inner
Financial Officer, Nobel Partners,                                   Circle Fund II, SEI Asset Allocation
L.P., March 1991-December 1996;                                      Trust, SEI Daily Income Trust, SEI
Treasurer and Clerk, Peak Asset                                      Index Funds, SEI Institutional
Management, Inc., since 1991.                                        International Trust, SEI Institutional
                                                                     Investments Trust, SEI Institutional
                                                                     Managed Trust, SEI Liquid Asset
                                                                     Trust, SEI Tax Exempt Trust, SEI
                                                                     Opportunity Master Fund, L.P. and
                                                                     SEI Opportunity Fund, L.P.
-------------------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   TERM OF
                                    POSITION(S)                   OFFICE AND
  NAME, ADDRESS,                     HELD WITH                    LENGTH OF
     AGE 1                           THE TRUST                  TIME SERVED 2
--------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------

BETTY L. KRIKORIAN                    Trustee                    (Since 2005)
63 yrs. old



--------------------------------------------------------------------------------
CHARLES E. CARLBOM                    Trustee                    (Since 2005)
72 yrs. old


--------------------------------------------------------------------------------
MITCHELL A. JOHNSON                   Trustee                    (Since 2005)
64 yrs. old

--------------------------------------------------------------------------------
OFFICERS
--------

JAMES F. VOLK, CPA                   President                   (Since 2003)
44 yrs. old




--------------------------------------------------------------------------------
MICHAEL LAWSON                       Controller                  (Since 2005)
46 yrs. old                          and Chief
                                 Financial Officer


--------------------------------------------------------------------------------
RUSSELL EMERY                          Chief                     (Since 2006)
43 yrs. old                          Compliance
                                      Officer



--------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

                                                     NUMBER OF
                                                     PORTFOLIOS
                                                   IN THE ADVISORS'
                                                 INNER CIRCLE FUND             OTHER DIRECTORSHIPS
        PRINCIPAL OCCUPATION(S)                      OVERSEEN BY                   HELD BY BOARD
          DURING PAST 5 YEARS                       BOARD MEMBER                 MEMBER/OFFICER 3
------------------------------------------------------------------------------------------------------------------



Self-Employed Legal and Financial                         36            Trustee of The Advisors' Inner
Services Consultant since 2003.                                         Circle Fund II.
In-house Counsel, State Street
Bank Global Securities and Cash
Operations from 1995 to 2003.
------------------------------------------------------------------------------------------------------------------
Self-Employed Business Consultant,                        36            Director, Crown Pacific, Inc. and
Business Project Inc. since 1997.                                       Trustee of The Advisors' Inner
CEO and President, United Grocers                                       Circle Fund II.
Inc. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------
Retired.                                                  36            Director, Federal Agricultural
                                                                        Mortgage Corporation. Trustee of
                                                                        The Advisors' Inner Circle Fund II.
------------------------------------------------------------------------------------------------------------------


Senior Operations Officer, SEI                           N/A                           N/A
Investments, Fund Accounting and
Administration since 1996;
Assistant Chief Accountant for the
U.S. Securities and Exchange
Commission from 1993-1996.
------------------------------------------------------------------------------------------------------------------
Director, SEI Investments, Fund                          N/A                           N/A
Accounting since July 2005.
Manager, SEI Investments AVP
from April 1995 to February 1998
and November 1998 to July 2005.
------------------------------------------------------------------------------------------------------------------
Director of Investment Product Management                N/A                           N/A
and Development at SEI Investments since
February 2003. Senior Investment Analyst,
Equity team at SEI Investments from March
2000 to February 2003.
------------------------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 TERM OF
                                  POSITION(S)                  OFFICE AND
  NAME, ADDRESS,                   HELD WITH                    LENGTH OF
     AGE 1                          THE TRUST                  TIME SERVED
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------

JAMES NDIAYE                      Vice President               (Since 2004)
38 yrs. old                        and Secretary






--------------------------------------------------------------------------------
TIMOTHY D. BARTO                   Vice President              (Since 2000)
38 yrs. old                        and Assistant
                                     Secretary



--------------------------------------------------------------------------------
SOFIA ROSALA                  Assistant Vice President         (Since 2006)
32 yrs. old                        and Assistant
                                     Secretary




--------------------------------------------------------------------------------
NICOLE WELCH                        AML Officer                (Since 2005)
29 yrs. old










--------------------------------------------------------------------------------
1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------

                                                         NUMBER OF
                                                        PORTFOLIOS
                                                     IN THE ADVISORS'
                                                     INNER CIRCLE FUND
       PRINCIPAL OCCUPATION(S)                          OVERSEEN BY           OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                           BOARD MEMBER             HELD BY OFFICER
---------------------------------------------------------------------------------------------------


Employed by SEI Investments                                 N/A                       N/A
Company since 2004. Vice President,
Deutsche Asset Management from
2003-2004. Associate, Morgan,
Lewis & Bockius LLP from 2000-2003.
Counsel, Assistant Vice President,
ING Variable Annuities Group from
1999-2000.
---------------------------------------------------------------------------------------------------
General Counsel, Vice President and                         N/A                       N/A
Secretary of SEI Investments Global
Funds Services since 1999; Associate,
Dechert (law firm) from 1997-1999;
Associate, Richter, Miller & Finn
(law firm) from 1994-1997.
---------------------------------------------------------------------------------------------------
Vice President and Assistant Secretary of SEI               N/A                       N/A
Investments Management Corp. and SEI Global
Funds Services since 2005. Compliance Officer
of SEI Investments from 2001-2004. Account
and Product Consultant SEI Private Trust
Company, 1998-2001.
---------------------------------------------------------------------------------------------------
Assistant Vice President and                                N/A                       N/A
AML Compliance Officer of SEI
Investments since January 2005.
Compliance Analyst at TD
Waterhouse from January 2004 to
November 2004. Senior Compliance
Analyst at UBS Financial Services
from October 2002 to January 2004.
Knowledge Management Analyst
at PricewaterhouseCoopers
Consulting from September 2000 to
October 2002.
---------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

At October 31, 2006, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio hereby designate $363,468, $1,409,504, and $491,574, respectively, as ordinary income dividends. The TS&W Equity Portfolio and TS&W Fixed Income Portfolio designates $363,468 and $29,930, respectively, as corporate dividends received deduction. In addition, the TS&W Equity Portfolio designates $1,873,653 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

Foreign taxes accrued during the fiscal year ended October 31, 2006, amounted to $151,721 for the TS&W International Portfolio and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 2006, which shareholders of the Portfolio will receive in late January 2007. In addition, for the year ended October 31, 2006 gross income derived from sources within foreign countries amounted to $554,512 for the TS&W International Equity Portfolio. For the year ended October 31, 2006, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 4.06%.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as "Qualifying Dividend Income" is $363,468, $29,930 and $491,574 for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio, respectively. It is the intention for each of the Portfolios to designate the maximum amount permitted by law.

As created by the American Jobs Creating Act of 2005, "Qualified Interest Income" represents the amount of qualifying interest that is exempt from U.S. Withholding when paid to foreign investors. TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio hereby designate $46,632, $1,322,187, and $28,165, respectively, as qualified interest income.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

                                 TS&W PORTFOLIOS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-4TSW-FUN

                                    ADVISER:
                        Thompson, Siegel & Walmsley, Inc.
                          6806 Paragon Place, Suite 300
                               Richmond, VA 23230

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004




    This information must be preceded or accompanied by a current prospectus for the Portfolios described.



TSW-AR-001-0500

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:


---------------------------------------------------------------------------------------------------------------------
                                         2006                                              2005
---------------------------------------------------------------------------------------------------------------------
                    All fees and    All fees and     All other       All fees and     All fees and    All other
                    services to     services to      fees and        services to      services to     fees and
                    the Trust       service          services to     the Trust that   service         services to
                    that were       affiliates       service         were             affiliates      service
                    pre-approved    that were        affiliates      pre-approved     that were       affiliates
                                    pre-approved     that did not                     pre-approved    that did not
                                                     require                                          require
                                                     pre-approval                                     pre-approval
---------------------------------------------------------------------------------------------------------------------
(a)       Audit        $267,100           $0               $0           $189,520           N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(b)       Audit-          $0              $0               $0              $0               $0              $0
          Related
          Fees

---------------------------------------------------------------------------------------------------------------------
(c)       Tax             $0              $0               $0              N/A             N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(d)       All             $0              $0               $0              N/A             N/A             N/A
          Other
          Fees
---------------------------------------------------------------------------------------------------------------------


Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:


---------------------------------------------------------------------------------------------------------------------
                                         2006                                              2005
---------------------------------------------------------------------------------------------------------------------
                    All fees and    All fees and     All other       All fees and    All fees and    All other
                    services to     services to      fees and        services to     services to     fees and
                    the Trust       service          services to     the Trust       service         services to
                    that were       affiliates       service         that were       affiliates      service
                    pre-approved    that were        affiliates      pre-approved    that were       affiliates
                                    pre-approved     that did not                    pre-approved    that did not
                                                     require                                         require
                                                     pre-approval                                    pre-approval
---------------------------------------------------------------------------------------------------------------------
(a)       Audit        $261,600           N/A             N/A             N/A             N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(b)       Audit-         N/A              N/A             N/A             N/A             N/A             N/A
          Related
          Fees
---------------------------------------------------------------------------------------------------------------------
(c)       Tax            N/A              N/A             N/A             N/A             N/A             N/A
          Fees

---------------------------------------------------------------------------------------------------------------------
(d)       All            N/A              N/A             N/A             N/A             N/A             N/A
          Other
          Fees
---------------------------------------------------------------------------------------------------------------------

(e)(1)   Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

               ------------------------------------------------------------
                                                2006             2005
               ------------------------------------------------------------
               Audit-Related Fees                0%               0%

               ------------------------------------------------------------
               Tax Fees                          0%               0%
               ------------------------------------------------------------
               All Other Fees                    0%               0%

               ------------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

               ------------------------------------------------------------
                                                2006             2005
               ------------------------------------------------------------
               Audit-Related Fees                0%              N/A

               ------------------------------------------------------------
               Tax Fees                          0%              N/A
               ------------------------------------------------------------
               All Other Fees                    0%              N/A

               ------------------------------------------------------------
(f)       Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2006 and 2005, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and N/A for 2006 and 2005, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, except as noted below, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant identified a weakness in its internal controls relating to the application of fair value pricing for certain international equity securities held by international equity funds that used an automated fair valuation process.

(b) Except for the instance noted above, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1)   Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)      Officer   certifications   as  required  by  Rule  30a-2(b)  under  the
         Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   The Advisors' Inner Circle Fund

                                               /s/ James F. Volk
By (Signature and Title)*                      ------------------------------
                                               James F. Volk, President
Date:  December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                               /s/ James F. Volk
By (Signature and Title)*                      ------------------------------
                                               James F. Volk, President
Date:  December 29, 2006

                                               /s/ Michael Lawson
By (Signature and Title)*                      ---------------------------------
                                               Michael Lawson, Controller & CFO
Date:  December 29, 2006

* Print the name and title of each signing officer under his or her signature.